Exhibit 10.9

ADVERTISING SPACE ASSIGNMENT AGREEMENT

FOR INSERTION OF ADVERTISEMENTS

Through this private instrument:

(i)	UNIVERSO ONLINE S.A., a joint stock company, with headquarters in the Capital of the State of São Paulo, at Avenida Brigadeiro Faria Lima 1384, 6[o] andar, enrolled on the Corporate Taxpayer’s National Register (CNPJ) under no 01.109.184/0001-95, hereinafter referred to as “UOL”, and

(ii)	PAGSEGURO INTERNET LTDA., a limited company, with headquarters in the Capital of the State of São Paulo, at Avenida Brigadeiro Faria Lima 1384, 4[o] andar, parte A, enrolled on the CNPJ under no. 08.561.701/0001-01, hereinafter referred to as “PAGSEGURO’;

hereby represented in the form their Articles of Incorporation and, together, referred to as Parties.

WHEREAS

(i)	UOL, as a controller of PAGSEGURO, with the aim of obtaining price improvement and bargaining power, contracts advertising/media space (“Media Agreement’) for the dissemination of both its and PAGSEGURO’s advertisements from third parties (“Advertising Means”). As contractor, UOL is therefore the only party to bear the payments due and arising from said Media Agreements;

(ii)	UOL owns multi-service systems that include the operation and availability of a Portal on the Internet (www.uol.com.br), through which it onerously assigns virtual spaces for the insertion of advertisements.

The Parties have decided to agree the following Advertising Space Assignment Agreement for the Insertion of Advertisements (“Agreement”) that will be governed by the following clauses and conditions:

FIRST CLAUSE – PURPOSE

1.1.	The purpose of this Agreement is the onerous assignment by UOL to PAGSEGURO of advertising/media spaces for the insertion of PAGSEGURO’s advertisements.

1.1.1. For advertising/media spaces assigned by means of this Agreement it is understood that:

(i)	The Media Agreements entered into by UOL with the Advertising Means for the acquisition of advertising/media spaces for the dissemination both of UOL’s and of PAGSEGURO’s advertisements, considering, to this end, only the portions that are attributable and for PAGSEGURO’s use for the dissemination of its advertisements; and

(ii)	The virtual spaces on UOL’s Portal (www.uol.com.br), for the insertion of advertisements within the formats and standards determined by UOL, for the amount in the price table in force at the time of the insertion.

1.2.	The content of PAGSEGURO’s advertisements will be its sole and exclusive liability, with UOL not being attributed any joint and several liability.

SECOND CLAUSE – PRICE AND CONDITIONS OF PAYMENT

2.1.	For the assignment of the advertising/media spaces for the insertion of advertisements PAGSEGURO will pay UOL the amount spent on the acquisition of said advertising/media space, for the hypothesis considered in item (i) of clause 1.1.1 above, and/or the amount in the price table in force at the time of the insertion of the advertisement, for the hypothesis considered in item (ii) of clause 1.1.1 above, upon issue by UOL of the relevant document, such as bills, debit notes, among others, as detailed below.

2.1.1.	The basis for calculating the amounts indicated in this Agreement are, (i) the portion attributable to PAGSEGURO of the amounts in the Media Agreements, referring only to advertising/media spaces used to disseminate PAGSEGURO’s advertisements; and (ii) the amounts related to the assignment by UOL to PAGSEGURO of virtual spaces for the insertion of PAGSEGURO’s advertisements on the UOL Portal. The portion relating to the Media Agreements for advertising/media spaces for the dissemination of UOL’s advertisements is totally excluded from the composition of the calculation basis described herein.

2.2.	The calculation of the total amount due by PAGSEGURO to UOL will be performed monthly by UOL and communicated to PAGSEGURO (“Statement”), in the month following the calculation.

2.3.	PAGSEGURO will have a term of up to 5 (five) days counting from the date of receipt of the respective Statement to present any disagreements with the figures presented in the Statement, under penalty of its agreement with the amounts contained therein being presumed.

2.4.	In the event of disagreement, PAGSEGURO will describe in detail its nature and basis, indicating a proposal for corrections to be made to the Statement (“Notification of Disagreement”), and the Parties undertake to do their best, within 15 (fifteen) days counting from the receipt of the Notification of Disagreement, to negotiate and reach an agreement in good faith in respect of the disagreements presented, with the consequent re-issue by UOL of the appropriate corrected collection document, or payment, by PAGSEGURO, of the amount discussed, duly corrected.

2.5.	If the Parties are satisfied with the calculation and amounts in the Statement, UOL will issue the respective collection document to PAGSEGURO for payment, to be made within 30 (thirty) days from the issue thereof. If there is a disagreement about only part of the amounts contained in the Statement, UOL will issue the respective collection document to PAGSEGURO for payment of the undisputed amount, which shall be made within 30 (thirty) days from its issue.

2.6.	It is agreed that, if any amounts due under this Agreement are not fully paid on their respective due dates, the following will automatically apply on the overdue amounts, (i) due monetary restatement of the amount in arrears by the INPC/IBGE index, until the date of actual payment; (ii) arrears interest of 1% (one percent) per month calculated pro rata die; and (iii) a 2% (two percent) fine.

THIRD CLAUSE – GENERAL PROVISIONS

3.1.	This Agreement starts on the date of its signature and will remain in force for an indefinite period and may be terminated by either of the Parties upon prior and express notification at least thirty (30) days in advance.

3.2.	This Agreement represents the understanding of the Parties with respect to the matters contained herein, cancelling and replacing all communications, representations, warranties and verbal or written agreements previously held between UOL and PAGSEGURO.

3.3.	Any amendment to the terms and conditions of this Agreement may only be effected in writing, upon entering into the corresponding addendum signed by the Parties.

3.4.	This Agreement binds the Parties and their successors, in any capacity.

3.5.	The tolerance of one Party towards the other as to noncompliance with any of the obligations assumed in this Agreement will not imply novation, moratorium or waiver of rights. The tolerant Party may require from the other Party the full and faithful performance of this Agreement at any time.

FOURTH CLAUSE – JURISDICTION

4.1.	The venue of the City of São Paulo, São Paulo State is elected to resolve any issues arising from this Agreement, to the detriment of any other court or tribunal, however privileged it may be.

In witness whereof, they sign this Agreement in 2 (two) counterparts of equal form and content, in the presence of two witnesses.

São Paulo, August 1, 2015.

/S/    ROGILDO TORQUATO LANDIM       /S/    RENATO BERTOZZO DUARTE

UNIVERSO ONLINE S.A.

/S/    ROGILDO TORQUATO LANDIM       /S/    RENATO BERTOZZO DUARTE

PAGSEGURO INTERNET LTDA

Witnesses:
1. /S/ JULIANA DARIO PROCOPIO	2. /S/ PATRICIA BELTRAME COELHO
Name: Juliana Dario Procopio	Name: Patricia Beltrame Coelho
Identity Card no.:	Identity Card no.:

1st ADDENDUM TO THE ADVERTISING SPACE ASSIGNMENT AGREEMENT

FOR THE INSERTION OF ADVERTISEMENTS

Through this private instrument:

(i)	UNIVERSO ONLINE S.A., a joint stock company, with headquarters in the Capital of the State of São Paulo, at Avenida Brigadeiro Faria Lima 1384, 6[o] andar, enrolled on the Corporate Taxpayer’s National Register (CNPJ) under no 01.109.184/0001-95, hereinafter referred to as “UOL”, and

(ii)	PAGSEGURO INTERNET S.A., (current name of PAGSEGURO INTERNET LTDA.) a limited company, with headquarters in the Capital of the State of São Paulo, at Avenida Brigadeiro Faria Lima 1384, 4[o] andar, parte A, enrolled on the CNPJ under no. 08.561.701/0001-01, hereinafter referred to as “PAGSEGURO’;

hereby represented in the form their Articles of Incorporation and, together, referred to as Parties.

WHEREAS

(I)	The Parties entered into the Advertising Space Assignment Agreement for the Insertion of Advertisements on August 1, 2015 (“Agreement”); and

(ii)	The Parties intend to agree the conditions of the Agreement.

The Parties have decided to agree this 1st Addendum to the Advertising Space Assignment Agreement for the Insertion of Advertisements (“Addendum”) which will be governed by the following clauses and conditions:

1.1.	The Parties agree to replace item (ii) of sublcuase 1.1.1 of the Agreement, which will be in force with the wording below:

“1.1.1. (...)

(ii)	The virtual spaces on the UOL Portal (www.uol.com.br), are for the insertion of advertisements within the formats and standards determined by UOL. The volume of programmed media will be delivered in accordance with availability, prioritizing the remaining inventory.

1.2.	The Parties have ratified all the other terms and conditions of the Agreement, it being clear that the terms and conditions that have not been amended by this Addendum remain unaltered and in full force.

In witness whereof, they sign this Agreement in 02 (two) counterparts of equal form and content, in the presence of two witnesses.

São Paulo, January 1, 2017.

1

/S/    MARCELO IVALDO DA SILVA       /S/    MARCELO IVALDO DA SILVA

UNIVERSO ONLINE S.A.

/S/    MARCELO IVALDO DA SILVA       /S/    MARCELO IVALDO DA SILVA

PAGSEGURO INTERNET LTDA

Witnesses:
1. /S/ JÉSSICA HELENA GAZZANEO	2. /S/ ILLEGIBLE
Name: Jéssica Helena Gazzaneo	Name: [Illegible]
Identity Card no.:	Identity Card no.:

2

UOL – TABLE OF PRICES – AUGUST 2016

CHANNELS / DESCRIPTION / SEGMENTATION	FORMATS	UNIT OF SALE	TABLE (R$)
PACKAGES UOL and BOL HOMEPAGES Cross-device	HEADERS (Cutting Edge, 300x250 topo mobile)	DAILY 100%	360,000.00
	HEADERS (Cutting Edge, 300x250 topo mobile)	TIME RANGE 08:00-12:00, 12:00-16:00 or 16:00-20:00	155,000.00
	HEADERS (Cutting Edge, 300x250 topo mobile)	TIME RANGE 20:00-08:00	130,000.00
	HEADERS (Cutting Edge, 300x250 topo mobile)	CPM	10.00
	AD TAB (1190x330 or 970x250, 300x250 mobile)	DAY 24hrs	280,000.00
	AD TAB (1190x330 or 970x250, 300x250 mobile)	TIME RANGE 08:00-12:00, 12:00-16:00 or 16:00-20:00	180,000.00
	AD TAB (1190x330 or 970x250, 300x250 mobile)	TIME RANGE 20:00-08:00	105,000.00
	AD TAB (1190x330 or 970x250, 300x250 mobile)	CPM	10.00
PACKAGE UOL and BOL HOMEPAGES Desktop	OFFERS FOR YOU BAR	CPC	3,00
PACKAGES UOL HOMEPAGE Cross-device	RECTANGLE 300x250 SPORTS MODULE 100%	DAILY 100%	160,000.00
	RECTANGLE 300x250 SPORTS MODULE 50%	DAILY 50%	85,000.00
	RECTANGLE 300x250 SPORTS MODULE 25%	DAILY 25%	50,000.00
	RECTANGLE 300x250 SPORTS MODULE	CPM	6,00
	RECTANGLE 300x250 ENTERTAINMENT MOD. 100%	DAILY 100%	130,000.00
	RECTANGLE 300x250 ENTERTAINMENT MOD. 50%	DAILY 50%	70,000.00
	RECTANGLE 300x250 ENTERTAINMENT MOD. 25%	DAILY 25%	40,000.00
	RECTANGLE 300x250 ENTERTAINMENT MOD.	CPM	6,00
UOL HOME PAGE Desktop	NATIVE CARROSSEL 100% (branded content designs)	DAILY 100%	157,000.00
	NATIVE CARROSSEL 50% (branded content designs)	DAILY 50%	96,500.00
	RECTANGLE 300x250 NEWS MOD. 100%	DAILY 100%	85,000.00
	RECTANGLE 300x250 NEWS MOD. 50%	DAILY 50%	50,500.00
	RECTANGLE 300x250 NEWS MOD.25%	DAILY 25%	30,500.00
	HALF PAGE 300x600 ED. RECOMMENDATION MOD. 100%	DAILY 100%	85,000.00
	HALF PAGE 300x600 ED. RECOMMENDATION MOD. 50%	DAILY 50%	50,500.00
UOL +BOL HOMEPAGE Cellular	HOMEPAGE—BANNER FOOTER	DAILY 100%	65,000.00

CHANNELS / DESCRIPTION / SEGMENTATION	FORMATS	UNIT OF SALE	TABLE (R$)
DAILY RATES OF HOMEPAGE AT THE WEEKENDS: HALF OF THE AMOUNT OF WEEKDAYS
HOMEPAGE INTERVENTION: 22% INCREASE
UOL and BOL Package VideoBlast	PACKAGE VIDEO BLAST FLOATING HOMEPAGES, PRE-ROLL AND IN-ARTICLE	DAILY—2 MM video views in one day	240,000.00
		CPV	0,11
UOL VIDEO NETWORK	In-stream, Out-stream and Floating home Video	CPM	200.00
		CPV	0,20
UOL DISPLAY NETWORK UOL, BOL and Network of CONTENT (sites and positions not specified) (level of transparency in the programmatic media: semi-transparent)	SUPER BANNER 728x90 or 970x90	CPM	6,00
	HALF PAGE 300x600	CPM
	RECTANGLE 300x250 or MOBILE 320x50	CPM
	NATIVE OFFERS FOR YOU	CPC	1,50
	NATIVE OFFERS FOR YOU	CPM	0,75
	NATIVE CONTENT	CPC	2,00
	NATIVE CONTENT	CPM	2,40
	DHTML	CPM	12,00
UOL DISPLAY ROC 9 Channel Package (9 main channels: Cars, Economy, Education, Style, Entertainment, Sport, UOL Music Deezer, News, TV&Famous People ) (level of transparency in the programmatic media: semi-transparent)	SUPER BANNER 728x90 or 970x90	CPM	12,00
	HALF PAGE 300x600	CPM
	RECTANGLE 300x250 or MOBILE 320x50	CPM
	NATIVE OFFERS FOR YOU	CPC	2,50
	NATIVE OFFERS FOR YOU	CPM	1,75
	NATIVE CONTENT	CPC	3,75
	NATIVE CONTENT	CPM	7,50
	DHTML or BILLBOARD 970x250	CPM	18,00
	BILLBOARD 970x250	2MM impressions per day	36,000.00
BOL DISPLAY ROC 5 Channel Package (5 main channels: Brazil, Entertainment ,Photos, News and Sport) (level of transparency in the programmatic media: semi-transparent)	SUPER BANNER 728x90 or 970x90	CPM	12.00
	HALF PAGE 300x600	CPM
	RECTANGLE 300x250 or MOBILE 320x50	CPM
	SKYSCRAPER or WIDESKY 120x600 or 160x600	CPM
	NATIVE OFFERS FOR YOU	CPC	2.50
	NATIVE OFFERS FOR YOU	CPM	1.75
	NATIVE CONTENT	CPC	3.75
	NATIVE CONTENT	CPM	7.50
	DHTML	CPM	18.00
BOL EMAIL (level of transparency in the programmatic media: 100% transparent)	WIDESKY 160x600	CPM	12.00
	LOGOUT EMAIL BOL	DAILY 100%—DDS	20,000.00
	LOGOUT EMAIL BOL	DAILY 100%—FDS	10,000.00
	LOGOUT EMAIL BOL	CPM	65.00

CHANNELS / DESCRIPTION / SEGMENTATION	FORMATS	UNIT OF SALE	TABLE (R$)
OTHER BOL and UOL CHANNELS (except the 15 main channels above) (level of transparency in the programmatic media: semi-transparent)	SUPER BANNER 728x90 or 970x90	CPM	6.00
	HALF PAGE 300x600	CPM
	RECTANGLE 300x250 or MOBILE 320x50	CPM
	NATIVE OFFERS FOR YOU	CPC	1,50
	NATIVE OFFERS FOR YOU	CPM	0.75
	NATIVE CONTENT	CPC	2.00
	NATIVE CONTENT	CPM	2.40
	DHTML	CPM	12.00
UOL and BOL SELECTED MAIN CHANNELS NETWORK OF CONTENT SELECTED WEBSITES (level of transparency in the programmatic media: 100% transparent)	728x90, 970x90, 300x250, 300x600	CPM	24.00
	dhtml, jumbo, billboard 970x250	CPM	35.00
	BG + supper banner	CPM	85.00
	NATIVE OFFERS FOR YOU	CPC	2.50
	NATIVE OFFERS FOR YOU	CPM	1.75
	NATIVE CONTENT	CPC	3.75
	NATIVE CONTENT	CPM	7.50

UOL EDITORIAL TAG CONTEXTUALIZING THE ITEM: ADDITIONAL MEDIA CPM OF R$2,00
UOL APPS (Results, News, Exchange Rates/Stock Market, and Chat)	FOOTER 320X50	CPM	12.00
	INTERSTITIAL FULL SCREEN	CPM	24.00
UOL CONTENT SPONSORSHIP	UOL TAB	WEEK 100%	150,000.00
	UOL RESULTS APP	MONTH 25%	200,000.00
	UOL NEWS APP	MONTH 25%	80,000.00
	UOL EXCHANGE RATES/STOCK MARKET APP	MONTH 25%	50,000.00
	UOL CHAT APP	MONTH 25%	100,000.00
	GIRO UOL JINGLE ON AUDIO and NATIVE ON NEWSLETTER	WEEK 100%	50,000.00
	OTHER EDITORIAL DESIGNS	on enquiry	on enquiry
UOL and BOL CONTENT DESIGNS	Simple designs using UOL and BOL editorial templates	CONTENT + Dissemination with Native Ads	from R$100 mil
	Customized designs	CONTENT + Dissemination	on enquiry

CHANNELS / DESCRIPTION / SEGMENTATION	FORMATS	UNIT OF SALE	TABLE (R$)
SEGMENTATION BY DATA (see data table for details)	GENDER	Additional media CPM	1.00
	AGE RANGE	Additional media CPM
	GEO-LOCALIZATION (city, state, country)	Additional media CPM
	DEVICES (mobile targeting)	Additional media CPM
	CELLULAR OPERATOR (mobile targeting)	Additional media CPM
	INCOME CLASSIFICATION	Additional media CPM	2.00
	INTEREST	Additional media CPM
	LIFE STYLE	Additional media CPM
	MICRO SEGMENTS	Additional media CPM
	MEANS OF PAYMENT	Additional media CPM	3.00
	THIRD PARTY DATA (on enquiry)	Additional media CPM	on enquiry
	GENDER	Additional media CPV or CPC	0.01
	AGE RANGE	Additional media CPV or CPC
	GEO-LOCALIZATION (city, state, country)	Additional media CPV or CPC
	DEVICES (mobile targeting)	Additional media CPV or CPC
	CELLULAR OPERATOR (mobile targeting)	Additional media CPV or CPC
	INCOME CLASSIFICATION	Additional media CPV or CPC	0.02
	INTEREST	Additional media CPV or CPC
	LIFE STYLE	Additional media CPV or CPC
	MICRO SEGMENTS	Additional media CPV or CPC
	MEANS OF PAYMENT	Additional media CPV or CPC	0.03
	THIRD PARTY DATA (on enquiry)	Additional media CPV or CPC	on enquiry
SEGMENTATION BY DATA (for dailies)	UOL DATA (gender, age, localization, device, income, interest, life style or micro segments)	DAILY	Increase of 20% to the daily amount
INTERVENTIONS: 22% INCREASE

Data application calculation notes:

In the segmentation by data where 2 or more clusters cross, apply the ‘AND’ or ‘OR’ rule

‘OR’ Rule: the CPM with the largest value applies; ‘AND’ Rule: add the CPM of each selected data